United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 2, 2021 (September 17, 2021)
Date of Report (Date of earliest event reported)
Priority Technology Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Westside Parkway		30004
Suite 155
Alpharetta,	Georgia
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 935-5961

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	PRTH	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of (1933 §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On March 5, 2021, Priority Technology Holdings, Inc. (the "Company," "we" or "PRTH") entered into an agreement to acquire the outstanding shares of Finxera Holdings, Inc. ("Finxera") through its wholly owned subsidiary Prime Warrior Acquisition Corp (the "merger sub"). Upon the closing of the acquisition on September 17, 2021, the merger sub merged into Finxera and Finxera became a wholly owned subsidiary of the Company.
This Current Report on Form 8-K is being filed in order to provide as Exhibit 99.1 hereto the audited consolidated financial statements of Finxera for the years ended December 31, 2020 and 2019, as Exhibit 99.2 hereto the unaudited condensed consolidated financial statements of Finxera as of June 30, 2021 and for the six months ended June 30, 2021 and 2020 and as Exhibit 99.3 hereto the unaudited pro forma condensed combined financial information for the nine months ended September 30, 2021 and the year ended December 31, 2020.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited consolidated financial statements of Finxera as of December 31, 2020 and 2019 are filed as Exhibit 99.1 to this Current Report on Form 8-K.
The interim unaudited condensed consolidated financial statements of Finxera as of June 30, 2021 and for the six months ended June 30, 2021 and 2020 are filed as Exhibit 99.2 to this Current Report on Form 8-K.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial statements of PRTH and Finxera for the nine months ended September 30, 2021 and for the year ended December 31, 2020, giving effect to the acquisition as if it had occurred on January 1, 2020, are filed as Exhibit 99.3 to this Current Report on Form 8-K.
(c) Exhibits

Exhibit No.	Description of Exhibit
23	Consent of Frank, Rimerman +Co. LLP
99.1	Audited consolidated financial statements of Finxera for the years ended December 31, 2020 and 2019
99.2	Interim unaudited consolidated financial statements of Finxera Holdings, Inc. as of June 30, 2021 and for the six month periods ended June 30, 2021 and 2020
99.3	Unaudited pro forma condensed combined financial information for the nine months ended September 30, 2021 and the year ended December 31, 2020
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2021

PRIORITY TECHNOLOGY HOLDINGS, INC.

By: /s/ Michael Vollkommer
Name: Michael Vollkommer
Title: Chief Financial Officer